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                            Advice of Borrowing Terms
                                       for
                          Vicon Industries (UK) Limited





                                      From:
                           Portsmouth Corporate Office


                                22 February 1999

                            Advice of Borrowing Terms

Relationship     Portsmouth Corporate Office            Date:  22 February 1999
Office:

                 Borrower(s)                                 Registered Number:
        Vicon Industries (UK) Limited                             1551194


We intend that the facilities listed in Part 1 of the attached Facility Schedule (the "on-demand facilities") should remain available to the borrower(s) until 21 February 2000 and all facilities should be reviewed on or before that date. The facilities are, however, subject to the following:-

o       the terms and conditions below,

o the specific conditions applicable to an individual facility as detailed in the Facility Schedule,

o       the Security detailed in the attached Security Schedule, and

o       the attached General Terms.

All amounts outstanding are repayable on demand which may be made by us at our discretion at any time and the facilities may be withdrawn, reduced, made subject to further conditions or otherwise varied by us giving notice in writing.


Conditions:
The following conditions must be satisfied at all times while the facilities are outstanding, but this will not affect our right to demand repayment at any time:
o Monthly management accounts in the existing format, including aged Debtor profile, to be provided to us within 21 days of the end of the month to which they relate.
o Audited accounts to be provided to us within 180 days of the financial year end to which they relate.
o  Lending formulae to continue to be adhered to whereby:
   => Debtors (less than 90 days) plus stock (minus  Preferentials)  to cover
      Overdraft by 250%;
   => Debtors (less than 90 days) alone to cover Overdraft by 150%.







John McLellan
Corporate Manager
For and on behalf of
National Westminster Bank Plc

Acceptance:
To signify your agreement to the terms and conditions outlined above please sign and return the enclosed copy of this Advice of Borrowing Terms within 28 days.


                               Form of Acceptance


I accept the facility/facilities on the above terms and conditions and confirm that I have been authorised by the Board(s) of Directors of the Borrower(s) to sign this Form of Acceptance on behalf of the Borrower(s).





By (name and title):  ................................          Date

For and on behalf of:
Vicon Industries (UK) Limited

                                Facility Schedule

Part 1 - Facilities Repayable on Demand:

                                       -------------------------
                                         Overdraft: - Base rate
                                       -------------------------


 Account Number:               01144642  (56-00-64)
 Name of Borrower              Vicon Industries (UK) Limited
 Limit:                        (pound)600,000  (Six hundred thousand pounds)
 Purpose:                      To finance working capital
 Repayment:                    Fully fluctuating
 1st Debit Interest Rate:      2% above the Bank's Base rate
 2nd Debit Interest Rate:      5% above the Bank's Base rate on borrowing over
                               (pound)600,000 or in excess of agreed facilities
 Interest Payable:             Quarterly
 Arrangement Fee:              (pound)1,850.00 will be debited on 25 March 1999
 Excess Fees:                  We will be entitled to charge an excess fee at
                               the Bank's published rate for each day any agreed limit is exceeded (see our "Services & Charges for Business Customers" brochure for details).


                                       -------------------------
                                           Forward Exchange
                                       -------------------------

 Name of Borrower:             Vicon Industries (UK) Limited
 Contract Term:                Maximum contract term of 6 months
 Purpose:                      Currency Hedging
 Limit:                     o  We have adopted the mark to market methodology to
                               measure customer exposures on foreign exchange.
                               This enables risk to be measured on a basis linked to current/future replacement costs rather than a limit expressed in terms of maximum gross face value contract values.
                            o  On your  request our  dealers  will advise you of
                               the amount of your exposure at that time as measured by the Bank.
                            o  Measured utilisation and availability will vary
                               with market movement
                            o  There is no  commitment on our part to enter into
                               any foreign exchange contract with you.



                                       ---------------------------
                                         Terminable Indemnities
                                       ---------------------------

 Name of Borrower:         Vicon Industries (UK) Limited
 Limit:                    (pound)200,000
 Type and Purpose:         HM Customs & Excise Duty deferment Bond
 Basis of Expiry:          Ongoing
 Indemnity Fee:            (pound)1,760.00 p.a. payable half yearly  in advance,
                           debited biannually in instalments of (pound)875.00

Part 2 - Facilities Subject to Separate Documentation:

The following facilities are made available on the terms of the separate documentation between us.

Name of Borrower        Facility and Purpose         Amount           Date
                                                     (pound)          Agreement
                                                                      Signed
---------------------   --------------------------   --------------   ---------
Vicon Industries (UK)   Commercial Fixed Rate Loan   Originally       8 April
Limited                 To uplift Japanese Yen       (pound)500,000   1997
                        loan from Chugai Boyeici     (balance
                        Co Ltd and to provide        (pound)408,334
                        working capital              plus Interest)


                                      -------------------------
                                          Settlement Risk
                                      -------------------------

 Name of Borrower:             Vicon Industries (UK) Limited
 Limit/Frequency:              (pound)20,000 at any one time
 Type and Purpose:             Inward Collections: to release Documents in Trust


                                      -------------------------
                                          Settlement Risk
                                      -------------------------

 Name of Borrower:            Vicon Industries (UK) Limited
 Limit/Frequency:             (pound)250,000 per day
 Type and Purpose:            Daytime exposure limit to facilitate payments from
                              International Banking Centre in Southampton


                                Security Schedule

We rely on the security detailed below (and require additional security where specified) to repay, on demand, all your current and future liabilities (both actual and contingent) to us. These liabilities include, without limitation, those incurred by you under the facility(ies) specified in the Facility Schedule.


Date              Security:                       Given/to be given by:
Executed/New:
----------------  ------------------------------  ----------------------------
6 July 1989       Guarantee for(pound)1 million   Vicon Industries Inc.

9 April 1997      First legal mortgage over       Vicon Industries (UK) Limited
                  Industrial Unit at Site P3,
                  Brunel Way,Segensworth
                  Industrial Estate, Fareham,
                  Hampshire

17 October 1990   Mortgage Debenture              Vicon Industries (UK) Limited